CRM Mutual Fund Trust (the “Trust”)

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM Large Cap Opportunity Fund

CRM All Cap Value Fund

CRM Global Opportunity Fund

CRM International Opportunity Fund

(each a “Fund” and together, the “Funds”)

Institutional and Investor Shares

Supplement Dated July 25, 2012

to the Prospectus

Dated October 28, 2011

Capitalized terms used without definition below have the meanings given to them in the Prospectus. This document should be read together with the Prospectus.

The section of the Prospectus titled “Fund Summaries – CRM Small/Mid Cap Value Fund – Portfolio Managers” is replaced with the following text:

Jay B. Abramson, Robert “Chip” L. Rewey III, CFA and Jonathan Ruch are co-leaders of the team responsible for the day-to-day management of the Fund. Messrs. Abramson and Rewey have served as portfolio managers of the Fund since its inception. Mr. Ruch has served as a portfolio manager of the Fund since 2012.

The section of the Prospectus titled “Fund Summaries – CRM Mid Cap Value Fund – Portfolio Managers” is replaced with the following text:

Jay B. Abramson, Thad Pollock and Robert “Chip” L. Rewey III, CFA are co-leaders of the team responsible for the day-to-day management of the Fund. Mr. Abramson has served as portfolio manager of the Fund since its inception. Mr. Pollock has served as a portfolio manager of the Fund since 2012. Mr. Rewey has served as portfolio manager of the Fund since 2003.

The section of the Prospectus titled “Management of the Funds – Portfolio Managers” is supplemented with the following information, which supersedes any contrary information:

Fund Name	Portfolio Manager(s)

CRM Small/Mid Cap Value Fund	Jay B. Abramson Robert “Chip” L. Rewey III, CFA Jonathan Ruch

CRM Mid Cap Value Fund	Jay B. Abramson Thad Pollock Robert “Chip” L. Rewey III, CFA

Jonathan Ruch – Vice President

Mr. Ruch joined the firm in 2005 and serves as portfolio manager and senior research analyst in CRM’s investment group. Prior to CRM, he spent two years with Morgan Stanley’s Venture Capital group and two years as an analyst in the Corporate Finance division at Morgan Stanley. Mr. Ruch earned a BA in economics from Cornell University.

Thad Pollock – Vice President

Mr. Pollock joined the firm in 2003 and serves as a portfolio manager and senior research analyst in CRM’s investment group. Prior to CRM, he spent three years as an analyst in Corporate Finance at Lehman Brothers. Mr. Pollock received a BS from Yale University.

The SAI provides additional information about compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage, and their ownership of securities of the Funds.